                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report  August 6, 1996
                                         --------------
                       (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



              1-3950                                    38-0549190
              ------                                    ----------
      (Commission File Number)               (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan                   48121
- ----------------------------------------                  -----
  (Address of principal executive offices)              (Zip Code)




        Registrant's telephone number, including area code 313-322-3000
                                                           ------------




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Item 5.  Other Events.

     Debt Securities. Pursuant to Registration Statement No. 33-64247, Ford Motor Company, a Delaware corporation ("Ford"), in November 1995, registered Debt Securities of Ford ("Debt Securities") in the principal amount of $961,700,000. The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended. The Debt Securities are to be issued under an Indenture dated as of February 15, 1992 between Ford and The Bank of New York, as Trustee (the "Indenture"). In connection therewith, Ford has entered into an underwriting agreement dated August 6, 1996 (the "Underwriting Agreement") with Bear, Stearns & Co. Inc. and a pricing agreement dated August 6, 1996 (the "Pricing Agreement") with Bear, Stearns & Co. Inc., as representative of the several Underwriters named in Schedule I thereto (the "Underwriters").

     Ford has created a series of Debt Securities under the Indenture in the aggregate principal amount of $250,000,000. Such series has been designated as Ford's 7-1/2% Debentures due August 1, 2026 (the "Debentures"). The Debentures are being offered by the Underwriters pursuant to the Underwriting Agreement and the Pricing Agreement. The entire issue of the Debentures will be represented by two global securities, one in the principal amount of $200,000,000 and one in the principal amount of $50,000,000 (the "Global Debentures"), except that in certain circumstances as provided in the Indenture the Global Debentures will be exchanged for Debentures in definitive form (the "Definitive Debentures"). Copies of the Underwriting Agreement, the Pricing Agreement, the form of Global Debenture and the form of Definitive Debenture are being filed as exhibits to this Report.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


                                    EXHIBITS
                                    --------


Designation         Description                                    Method of Filing
- -----------         -----------                                    ----------------

Exhibit 1-A     Underwriting Agreement dated August 6,             Filed with this Report
                1996 between Ford Motor Company and
                Bear, Stearns & Co. Inc. relating to a series
                of Ford Motor Company Debt Securities
                registered pursuant to Registration Statement
                No. 33-64247.

Exhibit 1-B     Pricing Agreement dated August 6, 1996             Filed with this Report
                between Ford Motor Company and Bear,
                Stearns & Co. Inc., as representative of
                the Underwriters named therein, relating to
                a series of Ford Motor Company Debt
                Securities registered pursuant to Registration
                Statement No.  33-64247 designated as 7-1/2%
                Debentures due August 1, 2026 in the aggregate
                principal amount of $250,000,000.

Exhibit 4-A     Form of Global Debenture relating to Ford Motor    Filed with this Report
                Company's 7-1/2% Debentures due August 1, 2026.


Exhibit 4-B     Form of Definitive Debenture relating to Ford      Filed with this Report
                Motor Company's 7-1/2% Debentures due
                August 1, 2026.




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                                       4



                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                               FORD MOTOR COMPANY
                                               -------------------
                                               (Registrant)



Date:  August 9, 1996                          By: /s/ Peter Sherry, Jr.
                                                  ------------------------
                                                   Peter Sherry, Jr.
                                                   Assistant Secretary

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                                      5


                                 EXHIBIT INDEX



    DESIGNATION                DESCRIPTION                            PAGE
    -----------                -----------                            ----

    Exhibit 1-A      Underwriting Agreement dated August 6,
                     1996 between Ford Motor Company and
                     Bear, Stearns & Co. Inc. relating to a series of Ford Motor Company Debt Securities registered pursuant to Registration Statement No. 33-64247.

    Exhibit 1-B      Pricing Agreement dated August 6, 1996
                     between Ford Motor Company and Bear,
                     Stearns & Co. Inc., as representative of the Underwriters named therein, relating to a series of Ford Motor Company Debt
                     Securities registered pursuant to Registration Statement No. 33-64247 designated as 7-1/2% Debentures due August 1, 2026 in the aggregate principal amount of $250,000,000.

    Exhibit 4-A Form of Global Debenture relating to Ford Motor Company's 7-1/2% Debentures due August 1, 2026.

    Exhibit 4-B Form of Definitive Debenture relating to Ford Motor Company's 7-1/2% Debentures due
                     August 1, 2026.